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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 28, 2004

                      APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)

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
              OHIO                                   1-2299                         34-0117420
              ----                                   ------                         ----------
(State or Other Jurisdiction of                 (Commission File                (I.R.S. Employer
Incorporation or Organization)                       Number)                   Identification No.)
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                    One Applied Plaza, Cleveland, Ohio 44115
                    ----------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (216) 426-4000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|  |   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

|  |   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

|  |   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

|  |   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))




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ITEM 7.01.        REGULATION FD DISCLOSURE

         The following information is furnished pursuant to Item 7.01, "Regulation FD Disclosure".

         Attached as Exhibit 99 and incorporated by reference herein is the text of registrant's press release dated December 28, 2004 regarding sales and earnings guidance for the second quarter of fiscal 2005.

         None of the contents of this Form 8-K should be deemed incorporated by reference into a Securities Act registration statement.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99 - Press release of Applied Industrial Technologies, Inc. dated December 28, 2004.

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     APPLIED INDUSTRIAL TECHNOLOGIES, INC.
                                       (Registrant)


                                       By:      /s/ Fred D. Bauer
                                          ------------------------------------
                                                Fred D. Bauer
                                                Vice President-General Counsel
                                                       & Secretary

Date: December 28, 2004


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                                  EXHIBIT INDEX

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
Exhibit No.       Description
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
    99            Press release of Applied Industrial Technologies, Inc. dated December 28,
                  2004.
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